Supplement to the

Fidelity® Diversified International Fund (FDIVX), Fidelity Global Equity Income Fund (FGILX),
Fidelity International Capital Appreciation Fund (FIVFX), Fidelity International Discovery Fund (FIGRX), Fidelity International Growth Fund (FIGFX), Fidelity International Value Fund (FIVLX), Fidelity Overseas Fund (FOSFX), Fidelity Total International Equity Fund (FTIEX), and Fidelity Worldwide Fund (FWWFX)

Fidelity Diversified International Fund is a Class of shares of Fidelity Diversified International Fund; Fidelity International Discovery Fund is a Class of shares of Fidelity International Discovery Fund; Fidelity International Growth Fund is a Class of shares of Fidelity International Growth Fund; Fidelity International Value Fund is a Class of shares of Fidelity International Value Fund; Fidelity Overseas Fund is a Class of shares of Fidelity Overseas Fund; Fidelity Total International Equity Fund is a Class of shares of Fidelity Total International Equity Fund; and Fidelity Worldwide Fund is a Class of shares of Fidelity Worldwide Fund

Funds of Fidelity Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2014

Effective April 1, 2015, following an internal corporate reorganization, FMR Investment Management (U.K.) Limited is carrying on the business of Fidelity Management & Research (U.K.) Inc. The following information replaces similar information found in the "Control of Investment Advisers" section on page 59.

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR Investment Management (U.K.) Limited (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), and FMRC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

IBDB-15-01  April 1, 2015
1.467695.136